Exhibit 99.1
First Busey Corporation (NASDAQ: BUSE) August 2006 Busey

Forward Looking Statements This presentation includes forward looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include but are not limited to comments with respect to the objectives and strategies, financial condition, results of operations and business of First Busey Corporation. These forward looking statements involve numerous assumptions, inherent risks and uncertainties, both general and specific, and the risk that predictions and other forward looking statements will not be achieved. The Corporation cautions you not to place undue reliance on these forward looking statements as a number of important factors could cause actual future results to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward looking statements. These risks, uncertainties and other factors include the general state of the economy, both on a local and national level, the ability of the Corporation to successfully complete acquisitions, the continued growth of geographic regions served by the Corporation, and the retention of key individuals in the Corporation's management structure.

Corporate Profile Founded in 1868 by Busey Family in Urbana, IL. Bank Purchased by Current Management Team in 1971. IPO in 1986 Principal Operating Subsidiaries: Busey Bank (BB) Busey Bank N.A. (BBNA) Busey Investment Group First Busey Trust & Investment First Busey Securities Busey Insurance Services Fifteen Member Executive Management Team has over 300 Combined Years of Service. Approximately 700 Employees BB BBNA BIG Net Income 14.1 2.1 1.2 Net Income Distribution (YTD through June 30, 2006)

Vision 2010 $5 Billion in Total Assets $1 Billion Total Assets in Florida $5 Billion in Assets Under Care 1.5% Return on Average Assets 20% Return on Average Shareholders' Equity Achieving Vision through Continued Acquisitions, De Novo Branch and LPO Expansion in Current and Contiguous Markets

Why Busey? Well-positioned in High Growth Markets Diversified Financial Holding Company Superior Asset Quality Consistent Performance & Strong Profitability Consistently Enhancing Shareholder Value

Well-Positioned in High Growth Markets County 5-Year Projected Population Change 5-Year Projected Household Income Change Lee - FL 22.5% 15.2% Charlotte - FL 11.6% 14.3% Sarasota - FL 11.9% 15.8% Source: www.snl.com

Florida Growth 2002 2003 2004 2005 Q2 2006 Buse Bank Florida 73 113 176 246 Tarpon Coast National Bank 99 123 146 177 BBNA 432 2002 2003 2004 2005 Q2 2006 Buse Bank Florida 53 88 159 223 Tarpon Coast National Bank 72 84 104 128 BBNA 360 2002 2003 2004 2005 Q2 2006 Buse Bank Florida 62 97 151 214 Tarpon Coast National Bank 90 113 132 117 BBNA 354 2002 2003 2004 2005 Q2 2006 Buse Bank Florida 24 288 1573 3302 Tarpon Coast National Bank 276 1152 682 469 BBNA 4143 Total Assets Net Income Deposit Growth Loan Growth Annualized

Diversified Financial Holding Company First Busey Corporation provides the following services: Commercial Banking Small-Business Banking Mortgage Banking Retail Banking Internet Banking Consumer Lending Trust & Asset Management Services Full-service Broker/ Dealer Marine Finance Insurance Services .. . . In 3 States, 9 Counties, 23 Cities and 32 Locations

Superior Asset Quality 2000 2001 2002 2003 2004 2005 Q2 2006 Buse Bank Florida 0.0007 0.0006 0.0013 0.002 0.0015 0.0005 0.0003 2000 2001 2002 2003 2004 2005 Q2 2006 Buse Bank Florida 0.0007 0.001 0.0049 0.0049 0.0029 0.0021 0.002 2000 2001 2002 2003 2004 2005 Q2 2006 Buse Bank Florida 0.0125 0.014 0.014 0.0136 0.013 0.0133 0.0127 2000 2001 2002 2003 2004 2005 Q2 2006 Buse Bank Florida 0.001 0.0013 0.0063 0.0062 0.0039 0.0027 0.0025 NCOs / Avg. Loans (%) NPAs / Assets (%) Reserves / Loans (%) NPAs / Loans (%)

2000 2001 2002 2003 2004 2005 Q2 2006 92 106 115 125 139 170 174 2000 2001 2002 2003 2004 2005 Q2 2006 1355 1301 1436 1522 1964 2263 2342 Consistent Performance & Strong Profitability Total Assets Total Deposits Gross Loans Total Equity 2000 2001 2002 2003 2004 2005 Q2 2006 Busey Bank 984 978 1101 1192 1476 1749 1839 CAGR: 10.1% 2000 2001 2002 2003 2004 2005 Q2 2006 1149 1106 1214 1257 1559 1809 1862 CAGR: 7.9% CAGR: 10.7% CAGR: 8.9% ($000,000) ($000,000) ($000,000) ($000,000)

Consistent Performance & Strong Profitability 2000 2001 2002 2003 2004 2005 Q2 2006 Net Income 14053 15653 17904 19864 22454 26934 13902 2000 2001 2002 2003 2004 2005 2006 1st QTR 0.17 0.2 0.23 0.24 0.26 0.31 0.32 2nd QTR 0.19 0.2 0.21 0.26 0.27 0.31 0.33 3rd QTR 0.17 0.19 0.22 0.26 0.28 0.36 4th QTR 0.16 0.18 0.21 0.21 0.28 0.31 Net Interest Margin YTD EPS Growth Net Income Efficiency Ratio YTD 2000 2001 2002 2003 2004 2005 Q2 2006 0.0349 0.0364 0.0374 0.036 0.0349 0.0372 0.037 2000 2001 2002 2003 2004 2005 Q2 2006 0.5722 0.5429 0.524 0.5228 0.5181 0.5439 CAGR: 11.5% CAGR: 0% CAGR: 11.0%

Consistently Enhancing Shareholder Value Return on Average Equity Return on Average Assets Stock Price Dividend Growth 2000 2001 2002 2003 2004 2005 Q2 2006 13.29 14.32 15.37 18 20.87 20.89 20.47 2000 2001 2002 2003 2004 2005 Q2 2006 BUSE 0.0112 0.0119 0.0133 0.0135 0.0128 0.0128 0.0123 2000 2001 2002 2003 2004 2005 Q2 2006 BUSE 0.1656 0.158 0.1631 0.1634 0.1723 0.1797 0.1639 2000 2001 2002 2003 2004 2005 Q2 2006 Dividend 0.32 0.35 0.4 0.45 0.51 0.56 0.32

Consistently Enhancing Shareholder Value Aggregation of Ownership (As of April 21, 2006) Directors Employees Institutional Other Non-Affiliates As of April 21, 2006 0.1248 0.37 0.1036 0.4016